EXHIBIT 13.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with this amended annual report of Kiska Metals Corporation (the “Company”) on Form 20-F for the fiscal year ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adrian Rothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adrian Rothwell

Name: Adrian Rothwell

Title: Chief Financial Officer

May 14, 2012